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                         AIM INTERNATIONAL FUNDS, INC.

                             AIM Asian Growth Fund

                       Supplement dated February 12, 1999
                   to the Prospectus dated November 12, 1997
                          as revised January 2, 1998,
                       as supplemented February 19, 1998,
                          as supplemented July 1, 1998

Effective February 15, 1999, the following information is added at the end of the third full paragraph under the section entitled "Purchases at Net Asset Value" beginning on page A-8 of the Prospectus of AIM Asian Growth Fund:

         "and (i) shareholders of record of Advisor Class shares of AIM International Growth Fund or AIM Worldwide Growth Fund on February 12, 1999 who have continuously owned shares of the AIM Funds since that date."